EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT
I, Gregory K. Silvers, President and Chief Executive Officer of EPR Properties (the “Issuer”), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Report”). I hereby certify that, to the best of my knowledge and belief:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Gregory K. Silvers
Gregory K. Silvers
President and Chief Executive Officer
(Principal Executive Officer)
Date: July 28, 2021